Exhibit 99.1

January 2007 Presentation to Lenders $1,030,000,000 Senior Secured Credit Facilities

Disclaimer The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which are outside Management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Brand Energy and Infrastructure Services assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Agenda Presenters Transaction Overview Company Overview Investment Highlights Financial Overview Syndication Overview Public Q&A Hank D’Alessandro Managing Director, Morgan Stanley Paul Wood Chief Executive Officer, Brand Services Paul Wood Chief Executive Officer, Brand Services Tony Rabb Chief Financial Officer, Brand Services Joseph Kieffer Vice President, Credit Suisse

Agenda Transaction Overview Company Overview Key Investment Highlights Financial Review Syndication Overview

Transaction Overview On December 29, 2006, FR Brand Acquisition Corp., an affiliate of First Reserve Corporation (“First Reserve” or the “Sponsor”), entered into an agreement to purchase Brand Energy & Infrastructure Services (“Brand” or the “Company”) $1,135.0 million in net cash consideration Transaction expected to close in the first quarter of 2007 The Senior Secured Credit Facilities include: $150.0 million Revolving Credit Facility $530.0 million First Lien Term Loan $350.0 million Second Lien Loan

Sources and Uses Sources Uses Second Lien Loan 350.0 Cash Equity Investment 280.0 Total Sources of Funds First Lien Loan 530.0 Fees and Expenses 25.0 Total Uses of Funds $150.0MM Revolving Credit Facility Acquisition Consideration $1,135.0 $0.0 $1,160.0 $1,160.0

Pro Forma Capitalization $150.0MM Revolving Credit Facility $0.0 First Lien Loan 530.0 45.7% Second Lien Loan 350.0 30.2% Total Debt $880.0 Shareholders’ Equity 280.0 24.1% Total Capitalization $1,160.0 Summary Credit Statistics LTM 9/30/06 EBITDA $133.0 Total Debt / EBITDA 6.6x EBITDA / Cash Interest Expense 1.5x At closing, Brand will have ample liquidity Pro Forma ($MM) %Total Cap

First Reserve Overview First Reserve is the largest energy-focused private equity fund with $12.3 billion under management First Reserve has invested in over 110 entities, more than 65 of which have been platform companies for further acquisitions Current management has been in place since 1983 and the current investment team has over 280 years of combined investment experience in the energy industry Selected past and present portfolio companies include:

Agenda Transaction Overview Company Overview Key Investment Highlights Financial Review Syndication Overview

Leading Industrial Services provider Engineered work access Engineered concrete form work Specialty craft services Long term relationships with blue chip companies Serving critical, growing end markets Refining Oil Sands Power Broad network of service offices Majority of business driven by recurring maintenance contracts By Work Type Our Company Revenue Profile Equipment Rentals Labor Services Equipment Sales Forming & Shoring Work Access Note: Revenue profile shown pro forma for all acquisitions By Sales Type By Segment Maintenance Capital Industrial Commercial 5% 25% 70% 12% 88% 65% 35%

Long-Standing Reputation and History 1966 1985 2006 Performed first scaffolding job WMX invests heavily in scaffolding Founded as a Chicago insulation contractor Brand becomes a public company 1986 1988 WMX acquires Brand 1989 WMX acquires Scaffold Rental and Erection, Baton Rouge 1990 - 1993 1996 DLJ purchases scaffolding assets from WMX 2002 Brand acquired by JPMP Brand acquires Aluma 2005 Brand acquired by First Reserve

Business Overview Work Access Solutions 88% of Revenue Forming & Shoring 12% of Revenue Business Description: Engineered solutions utilizing formwork and shoring for infrastructure and concrete construction projects Growth Opportunities: Continue to focus on winning key projects in high growth regions Increased focus on international rental Labor Rental Sales Labor Rental Sales Revenue Components Revenue Components Business Description: Industrial work access solutions for plant outages and routine maintenance of refineries, chemical plants, utilities and industrial facilities Commercial work access solutions for building construction and complex renovation projects Growth Opportunities: Continue to leverage leading position to win new capital projects and follow-on maintenance contracts Total LTM 9/30/06 Revenue = $725MM Total LTM 9/30/06 Revenue = $105MM

Top five customers: Syncrude, ExxonMobil, Shell, Albian Sands Energy, ConocoPhillips Competitive drivers safety and reliability efficiency responsiveness customized solutions Why Brand Wins industry leading safety record largest equipment base with a national footprint innovative solutions experience and ability with complex projects (US$MM) Revenue Revenue Components Labor Rental Sales Work Access Overview $725 $616 $517 0 200 400 600 800 2004A 2005A LTM 9/30/06 2% 20% 78%

Top five customers: United Forming, Ellis Don, A-Square Forming, PCL, Larsen and Toubro Competitive drivers: Location – local presence in select high growth markets Technology and quality – forming equipment allows for faster pour cycles, less labor and the use of lower skilled labor Responsiveness – strong reputation for customer service in the industry Revenue Revenue Components (US$MM) Labor Rental Sales Forming and Shoring Overview 29% 63% 8%

Dubai Stock Exchange (Dubai, UAE) Pulp and Paper Digester (Quebec, Canada) Syncrude Upgrader (Alberta, Canada) Silver Hawk Power Plant (Las Vegas, NV) Well-positioned in multiple markets, with strong long-term growth prospects Serving Attractive, Growing Market Segments Energy 62% Infrastructure 38% Note: Revenue by end-market based on management internal estimates for 2005 Brand actual results Refinery 31% Oil Sands 20% Power 11% Commercial 29% Industrial9% Excludes acquisitions of Interstate, Safway of Pittsburgh and West Coast Crane

Brand Has a Superior Business Model High-value solution provider to attractive customers Minimal exposure to firm-price project risk More diversified revenue mix Lower fixed-cost base provides greater flexibility 70%+ equipment utilization Low fleet maintenance costs and 20+ year life Mix of rent and labor enhances ROIC + profitability 150+ long-term maintenance contracts stabilize revenues 74 on-site locations Value-added innovative solutions and engineering services protect margin 50% industrial long-term contracts + 50% commercial long-term relationships Vs. Equipment Rental Companies Vs. Engineering & Construction Companies

Agenda Transaction Overview Company Overview Key Investment Highlights Financial Review Syndication Overview

Key Credit Highlights Strong and stable free cash flow in all environments Attractive high growth end-markets and favorable industry dynamics Strong portfolio of service offerings Leading market position Significant competitive advantages Broad network of strategically located service centers Innovative value-added solutions Industry leading safety track record Stable long standing relationships with blue chip customers Industry leader in operational excellence Highly diversified revenue streams Attractive growth opportunities Proven, experienced management team

Strong and Stable Free Cash Flow Generating Model EBITDA and Capital Expenditures Free Cash Flow as a Percent of EBITDA (2) Brand has developed a highly efficient business model that enables the company to generate significant free cash flow Free Cash Flow Maintenance Capex Growth Capex EBITDA Maintenance Capex Growth Capex 2004 2005 LTM 9/30/06 (1) (US$MM) 64% 64% 8% 28% 30% 58% 6% 8% 34% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2004 2005 LTM 9/30/06 120 133 101 8 8 10 28 36 46 0 20 40 60 80 100 120 140 Notes: (1) EBITDA for 2004, 2005, and LTM 9/30/06 pro forma for synergies and adjustments (2) Free cash flow calculated as EBITDA less capital expenditures

Attractive End-Markets - Energy Refinery and Power 42% of Total Revenue Alberta Oil Sands 20% of Total Revenue ~4-6% Market Growth ~15+% Market Growth Key Drivers Leading market share Projected C$90 billion spend through 2015 Attractive oil prices + lower extraction costs Strategic importance to U.S. Increasing world demand for crude oil Supplier reduction and trend towards outsourcing Canadian Oil Sands Production Note: Revenue by end-market figures based on management internal estimates. Market growth figures based on management estimates of average annual forecasted growth Key Drivers Greater than 90% plant utilization rates Sustained end-user demand growth Capacity constraints Environmental regulations Supplier reduction and trend towards outsourcing 000’s of Barrels per day 115% Growth 130 350 650 780 1,300 2,200 2,800 0 500 1,000 1,500 2,000 2,500 3,000 1981 1991 2001 2003 2005 (Proj.) 2010 (Proj.) 2015 (Proj.) Excludes acquisitions of Interstate, Safway of Pittsburgh and West Coast Crane

Attractive End-Markets - Infrastructure

Commercial
29% of Total Revenue

~6-8% Market Growth



Key Drivers:

- Sunbelt demographic migration
- Growth in select international markets
- Public infrastructure renewal
- Supplier reduction and trend towards outsourcing

Industrial
9% of Total Revenue

~6-8% Growth in Target Segments



Key Drivers:

- Selective plant retrofits
- Investments in offshore and shipyards
- LNG, ethanol opportunities
- Supplier reduction and trend towards outsourcing

Note: Revenue by end-market figures based on management internal estimates. Market growth figures based on management estimates of average annual forecasted growth
Excludes acquisitions of Interstate, Safway of Pittsburgh and West Coast Crane

21

BRAND ENERGY & INFRASTRUCTURE SERVICES

Infrastructure Erect and Dismantle Equipment Rental & Sales Engineered Designs Scaffold Safety Training Specialty Commercial Designed Solutions Special Event Services Energy Erect and Dismantle Equipment Rental and Sales Project Management Engineered Designs On-Site Inventory Mgmt Scaffold Safety Training Vertical and Horizontal Formwork Aluminum and Steel Shoring Custom Engineering On-Site Technical Direction Pre-Assembly On and Off-Site Strong Portfolio of Service Offerings Work Access Solutions Forming & Shoring

Leading Market Position

- Brand is the leader in the fragmented North American market

Scaffolding Market Share



Brand
23%
Multi-Craft
4%
E&C
17%
Other
26%
Safway
11%
Patent
5%
XServ
5%
Jacobs
4%
Sunbelt
3%
Steeplejack 1%
Chalmers 1%

Why Brand Wins

- National contract capability
- Local responsiveness
- Multiple service offerings
- Award winning safety performance
- High provider switching costs
- Recognized partner by customers
- Mobile, core team of 2,500+ craftsmen with ability to peak at more than 6,000

Market share has grown to nearly one-quarter of scaffolding market – more than double the nearest competitor

Source: Management estimates of competitor market share within addressable market for 2005

23

Broad Network of Strategically Located Service Centers Aligned with key customers and positioned for national relationships Brand Global Footprint 163 Locations Work Access 140 Locations Forming and Shoring 23 Locations U.S. – 122 Canada – 34 International – 7 Note: Excludes acquisitions of Interstate, Safway of Pittsburgh and West Coast Crane

Pipe Clamp Kiewit Truss + Scaffold Chicago Airport Hanging Scaffold Marathon Standardization Safety Growth TXU Floating Boiler Platform XOM Cat-Cracker Head Support GE GenDek Innovative Value-Added Solutions Applications Product Field Customer Metrics Focused customer solution led to services contract Reduce outage-cycle times by up to 2 days New toeboards increase labor productivity by 25% and added new rental stream Reduce scaffold pieces by 80% during turnarounds and plant operations Solutions

Industry Leading Safety Track Record Brand TOR Rate (1) Brand Industry Average Source: U.S. Department of Labor and Management Notes: (1) TOR (Total OSHA Recordable) Rate = (OSHA Recordable Accidents * 200,000) / Total Man Hours Worked (2) Reflects 2004 Industry average for comparative purposes Excludes Aluma (2) 2.00 1.77 1.40 0.92 1.29 1.07 0.99 1.29 1.05 8.20 7.60 7.10 7.10 7.10 7.00 5.10 5.10 0.00 2.50 5.00 7.50 10.00 1998 1999 2000 2001 2002 2003 2004 2005 YTD November 2006

Stable Long Standing Relationships with Blue Chip Customers 26% of revenue from top 10 customers – no single customer over 7% (1) YTD Pro Forma September 30, 2006 Years of Relationship 30 14 15 25 3 16 8 5 2 20 Key Customer Characteristics 5th largest refiner in U.S. Largest producer in the Alberta Oil Sands Largest refiner in U.S. 2nd largest refiner in U.S. Top 10 U.S. refiner One of the largest combination gas and electric utilities in U.S. Fortune’s #1 biggest engineering & construction company One of the world’s largest and most diverse producers of professional technical services One of the largest construction and mining organizations in North America 3rd largest refiner in U.S. Credit Rating Aa1/AA NA Baa3/BBB A1/A- Baa1/BBB+ Ba1/BB A3/A- NA NA Aaa/AAA Customer (1)

An Industry Leader in Operational Excellence Six Sigma Operating Rigor Safety IT Growth

Portfolio of Critical Services and Equipment Diverse End Markets Strong U.S. and Canada Global Growth Platform Highly Diversified Revenue Streams Labor Services Equipment Rentals Equipment Sales Power Refinery Oil Sands Industrial Commercial U.S. Canada International Revenue by service offering Revenue by end-market Revenue by geography Revenue by work type Maintenance Capital Large Percentage of Recurring Revenue from Visible Maintenance Contracts 5% 25% 70% 3% 27% 70% 9% 20% 31% 11% 29%

Targeting 7-10% Organic Growth Attractive Growth Opportunities Build on strong market reputation, national footprint & favorable end market dynamics Follow Industrial capital spend develop into long-term maintenance contracts Add long-term maintenance and national contracts Opportunistic commercial growth Expand presence in Power segment Expand current offering to include Multi-Craft Existing platform allows prudent and cash flow accretive acquisitions Continue to invest in technology for differentiated service offerings Product / service enhancements (Hi-Flyer, Gen Deck, Outage Cycle Reduction) Implement Profield (Project Management) across the company Expand Geographic Presence International expansion - leverage F&S presence for construction & oil field services growth Selectively pursue mega projects Continue to fill gaps in customer service areas

Proven, Experienced Management Team Management Team Integrated leadership team of new and existing management Brand’s management team has significant experience in the work access and forming and shoring industry and has a proven track record leading profitable growth Average 22 years of related industry experience Broad industry background Successful acquisition and operations track record Note: Number of years reflects industry experience for each member of management team Paul Wood CEO 25 yrs Tony Rabb CFO 16 yrs Joe Sadowski Business Development 19 yrs Jim Billingsley General Counsel 20 yrs George Bissel Resource Management 26 yrs George Fleck Human Resources 21 yrs John Durkee North 18 yrs Marty McGee South 26 yrs Guy Huelat Southwest 18 yrs Dave Witsken Canada 20 yrs Stephen Tisdall Forming & Shoring 31 yrs

Agenda Transaction Overview Company Overview Key Investment Highlights Financial Review Syndication Overview

(US$MM) Work Access Forming and Shoring Historical Financial Performance CAGR: 22% Pro Forma Revenue(1) CAGR: 17% Pro Forma EBITDA(1) Note: (1) Pro Forma for acquisitions and full year synergies $590 $704 $831 (US$MM) 517 616 725 73 88 105 0 200 400 600 800 1,000 2004 2005 LTM 9/30/06 $101 $120 $133 0 20 40 60 80 100 120 140 160 2004 2005 LTM 9/30/06

EBITDA Bridge from FY 2004 to LTM September 30, 2006 EBITDA Bridge from FY 2004 — LTM 9/30/06 EBITDA ($MM) (1) (1) (1) Other includes rental productivity and OH/SG&A

EBITDA Reconciliation

- No EBITDA addbacks projected going forward

	FY 2004	FY 2005	LTM 9/30/06
Reported EBITDA (1)	$75.5	$85.4	$113.2
Non-Cash / Non-Recurring Adjustments:			
Brand-Related			
Non-Recurring Charges and Expenses	–	3.9	0.7
Non-Cash Compensation	0.2	1.4	1.1
Non-Cash Equipment Write-Off Expense	4.5	2.1	2.2
Aluma-Related			
Business Restructuring and Other Expenses	0.5	6.0	1.6
Aluma Synergies(2)	15.0	12.0	1.6
IPO Costs	–	–	0.7
Interstate Pro Forma (3)	3.8	5.8	5.4
Safway of Pittsburgh Pro Forma (4)	1.3	2.7	5.9
West Coast Crane Pro Forma (5)	0.5	0.6	0.6
Total Pro Forma EBITDA	**$101.4**	**$119.9**	**$133.0**

Note:
(1) Per company filings for FY 2004, FY 2005, and LTM 9/30/06
(2) Synergies from the Aluma transaction related to rented equipment, IT, engineering, marketing, legal, HR, finance
(3) Includes addbacks for non-recurring expenses of $0.9 million in FY 2004, $1.0 million in FY 2005, and $1.2 million for LTM September 30, 2006. Includes synergies of $2.0 million in FY 2004, $2.0 million in FY 2005, and $2.0 million for LTM September 30, 2006
(4) Includes addbacks for non-recurring expenses of $0.1 million in FY 2004, $0.6 million in FY 2005, and $0.6 million for LTM September 30, 2006. Includes synergies of $1.0 million in FY 2004, $1.0 million in FY 2005, and $1.0 million for LTM September 30, 2006
(5) Includes synergies of $0.2 million in FY 2004, $0.2 million in FY 2005, and $0.2 million for LTM September 30, 2006



35

BRAND ENERGY & INFRASTRUCTURE SERVICES

Pro Forma Capital Expenditures ($MM) Total Revenue $590 $704 $830 Maintenance Growth Maintenance as % sales 1.4% 1.1% 1.2% Low maintenance capex provides operational flexibility 8 8 10 28 36 46 $56 $44 $36 0 10 20 30 40 50 60 2004 2005 LTM 9/30/06

Agenda Transaction Overview Company Overview Financial Review Syndication Overview Key Investment Highlights

Term Sheet – First Lien Senior Secured Credit Facilities To fund the acquisition of Brand Energy &Infrastructure Services Purpose: Holdco and each of the U.S. Borrower’s direct and indirect domestic wholly-owned subsidiaries Guarantors: FR Brand Acquisition Corp. (the ‘‘U.S. Borrower‘‘) and Aluma Systems Inc. (together with the U.S. Borrower, the ‘‘Co-Borrowers’’) Co-Borrowers: $680MM ($530MM funded at closing) Senior Secured Credit Facilities Amount and Type: Senior Secured Credit Facilities Prepayable at the option of the Co-Borrowers at par Optional Prepayments: Usual and customary for transactions of this type Affirmative and Negative Covenants: Revolver: First Lien Net Leverage covenant if utilization is greater than 50% Term Loan B: None Financial Covenants: Subject to certain exceptions: - 100% of debt proceeds (with exceptions to be agreed upon, including a Refinancing Bond) - 100% of proceeds from asset sales (subject to Co-Borrowers’ right to reinvest (or commit to reinvest) within 15 months, and if committed to be reinvested, must be reinvested within 180 days) - 50% of excess cash flow (with step-downs to 25% and 0% based on Total Leverage Ratio) Mandatory Prepayments: A perfected first priority security interest in (i) all the capital stock and intercompany notes of the U.S. Borrower and each of the direct and indirect subsidiaries of the U.S. Borrower (limited to 65% of the capital stock of “first-tier” non-US subsidiaries) (ii) substantially all of the tangible and intangible properties and assets of the U.S. Borrower and Guarantors Security: 50 bps Unused Commitment Fee: 1.00% per annum with balance due in final year Term Loan B Bullet at maturity Revolver Amortization: TBD 7 Years $530MM $530MM Term Loan B TBD 6 Years $0MM $150MM Revolver Rate Term Funded Commitment Facility

Term Sheet – Second Lien Senior Secured Credit Facility Subject to the payment in full of the First Lien Facilities (with the exception of a Refinancing Bond), subject certain exceptions: - 100% of debt proceeds (with exceptions to be agreed upon) - 100% of proceeds from asset sales (subject to Co-Borrowers’ right to reinvest (or commit to reinvest) within 15 months, and if committed to be reinvested, must be reinvested within 180 days) - 50% of excess cash flow (with step-downs to 25% and 0% based on Total Leverage Ratio) - 100% of proceeds from issuances of any Refinancing Bond Mandatory Prepayments: Substantially similar to the First Lien Senior Secured Credit Facilities, except set at less restrictive levels Affirmative and Negative Covenants: None Financial Covenant: Secured by a second lien on the collateral securing the First Lien Senior Secured Credit Facilities Security: 102 and 101 in years 1 and 2, par thereafter Optional Prepayment: Bullet at Maturity Amortization: TBD 8 years $350MM $350MM 2nd Lien Term Loan Rate Term Funded Commitment Facility To fund the acquisition of Brand Energy & Infrastructure Services Purpose: Same as for the First Lien Facilities Guarantors: FR Brand Acquisition Corp. (the ‘‘U.S. Borrower‘‘) and Aluma Systems Inc. (together with the U.S. Borrower, the ‘‘Co-Borrowers’’) Co-Borrowers: $350MM Senior Secured Second Lien Term Loan Amount and Type: Senior Secured Second Lien Term Loan

Transaction Structure FR Brand Acquisition Corp. (Delaware) U.S. Subsidiaries $150.0MM Revolving Credit Facility $530.0MM First Lien Loan $350.0MM Second Lien Loan FR Brand Holdings Corp. (Delaware) Brand Energy & Infrastructure Services, Inc. (Delaware) Canadian Subsidiaries Co–Borrowers(1) Guarantor Non-Guarantor Aluma Systems Inc. (Alberta)(2) 1. A portion of the First Lien Loan and Second Lien Loan will be made to Aluma Systems Inc. and will be guaranteed by FR Brand Acquisition Corp. and the Guarantors. Aluma Systems Inc. will not guarantee loans made to FR Brand Acquisition Corp. 2. Indirect subsidiary

Financing Timeline Indicates Holiday Key Events Date Bank Meeting Closing and Funding January 18 February 7 February 2007 S F T W T M S 1 2 3 17 16 15 14 13 12 11 10 9 8 7 6 5 4 24 23 22 21 20 18 19 28 27 26 25 January 2007 S F T W T M S 6 20 19 18 17 16 15 14 13 12 11 10 9 8 7 27 26 25 24 23 22 21 30 29 28 31 5 4 3 2 1 Commitments Due February 1 Comments Due From Lenders February 5

Key Credit Highlights Strong and stable free cash flow in all environments Attractive high growth end-markets and favorable industry dynamics Strong portfolio of service offerings Leading market position Significant competitive advantages Broad network of strategically located service centers Innovative value-added solutions Industry leading safety track record Stable long standing relationships with blue chip customers Industry leader in operational excellence Highly diversified revenue streams Attractive growth opportunities Proven, experienced management team

Q&A Public Q&A